UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

ROOMLINX, INC.
(Name of Registrant As Specified In Its Charter)

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ROOMLINX, INC.
2150 W. 6th Ave., Unit H
Broomfield, CO 80020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held August 31, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Roomlinx, Inc., a Nevada corporation (the “Company” or “Roomlinx”), will be held on August 31, 2011, at 10:00 am local time, at the offices of the Company, 2150 W. 6th Ave., Unit H, Broomfield, Colorado 80020, for the following purposes:

1.	to elect each of Michael S. Wasik, Judson Just and Jay Coppoletta to our Board of Directors to serve until the next Annual Meeting until his successor is elected and qualified (“Proposal 1”);

2.	to ratify the appointment of StarkSchenkein, LLP as our independent registered public auditors for the fiscal year ending December 31, 2011 (“Proposal 2”); and

3.	to transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on July 12, 2011 are entitled to notice of and to vote at the meeting and any adjournments.  All stockholders are cordially invited to attend the meeting.  The Board of Directors recommends the following votes:

●	FOR the election of all of the nominees for the Board of Directors; and

●	FOR ratification of the appointment of StarkSchenkein, LLP as our independent registered public auditors for the fiscal year ending December 31, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 31 2011: The proxy materials enclosed with this Notice are also available over the internet at www.shareholdermaterial.com/roomlinx.

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose.  If your shares are held in an account at a brokerage firm, bank or other nominee, you may be able to vote on the Internet or by telephone by following the instructions provided with your voting form. Even if you have already voted your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held in an account at a brokerage firm by a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain a proxy card issued in your name from the record holder.

Sincerely,

/s/ Michael S. Wasik
Dated: July 20, 2011	Michael S. Wasik Chairman of the Board and Chief Executive Officer

ROOMLINX, INC.
2150 W. 6th Ave., Unit H
Broomfield, CO 80020

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
August 31, 2011

GENERAL INFORMATION

General

This proxy statement contains information about the 2011 Annual Meeting of Stockholders of Roomlinx, Inc. (the “Annual Meeting”), including any postponements or adjournments of the meeting.  The Annual Meeting will be held at Roomlinx, Inc., 2150 W. 6th Ave., Broomfield, CO 80020, on August 31, 2011, at 10:00am local time.

In this proxy statement, we refer to Roomlinx, Inc. as “Roomlinx,” “us” or the “Company.”

We are first sending by mail these proxy materials (consisting of this proxy statement, our Annual Report on Form 10-K/A for the year ended December 31, 2010, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, and a form of proxy) to each stockholder entitled to vote at the Annual Meeting and making them available over the internet at www.shareholdermaterial.com/roomlinx on or about July 20, 2011.

Our Annual Report on Form 10-K/A for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 are also available through the Securities and Exchange Commission’s EDGAR system at http://www.sec.gov.  To request a printed copy of our Annual Report on Form 10-K/A or our Quarterly Report on Form 10-Q, which we will provide to you without charge, write to Roomlinx, Inc., 2150 W. 6th Ave., Unit H, Broomfield, CO 8002, Attention: CEO. No material on our website is part of this proxy statement.

Your proxy is being solicited by and on behalf of the Board of Directors of Roomlinx to be voted at the Annual Meeting, and at any and all adjournments thereof.  The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting to Stockholders.

Costs of Solicitation

               Our Board is soliciting your proxy for use at the Annual Meeting of Stockholders and at any adjournment of the Annual Meeting of Stockholders. We will bear the costs of the proxy solicitation, including expenses in connection with the preparation of this Proxy Statement.  In addition to solicitation by mail, our officers, directors and employees may solicit proxies in person, by telephone, by facsimile and by e-mail.

Stockholders Entitled to Vote

Pursuant to the By-Laws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as the close of business on July 12, 2011.  Accordingly, only stockholders of record at the close of business on such date will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on July 12, 2011, (i) the Company had outstanding 5,113,423 shares of Common Stock, $.001 par value per share (the “Common Stock”), each of which entitled the holder to one vote and which are entitled to vote at the Annual Meeting.  There were no issued shares held by the Company in its treasury.

Required Vote, Broker Non-Votes and Abstentions

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. The election of directors nominated will require the vote, in person or by proxy, of a plurality of all shares entitled to vote at the Annual Meeting.  All other matters will require the affirmative vote of a majority of the votes cast.

Proxies marked as abstaining (including proxies containing “broker non-votes”) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.  A “broker non-vote” occurs when a broker holds shares of Common Stock for a beneficial owner and does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  If a quorum is present, abstentions will have no effect on the election of directors or on any of the other proposals to be voted upon.

 If your shares are held for you in an account by a broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions for voting.  If do not vote your shares that are held in “street name”, your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on some routine matters. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted.  Proposal 2, to ratify the appointment of StarkSchenkein, LLP as our independent registered public accounting firm, is considered a routine matter.  Proposal 1, to elect directors, is considered  a non-routine matter. Your brokerage firm cannot vote your shares with respect to Proposal 1 unless they receive your voting instructions.  We encourage you to provide voting instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this proxy statement.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company, Attn: Chief Executive Officer, of a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as director of the nominees listed on the following pages, in favor of Proposal 2, and as recommended by the Board of Directors with regard to all other matters, or if no such recommendation is given, in the proxy holder’s own discretion. Votes are tabulated at the Annual Meeting by inspectors of election.

Dissenters’ Right of Appraisal

There is no proposal to be voted upon at the Annual Meeting for which Nevada law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.  Therefore, our stockholders do not have dissenters’ rights with respect to the proposals to be voted upon by the stockholders as described in this proxy statement.

Interest of Certain Persons in Matters to Be Acted Upon

Michael S. Wasik, Chairman of the Board of Directors and our Chief Executive Officer, owns 267,336 shares of Common Stock and his vote of such shares will count with respect to each Proposal.

Judson Just, a member of our Board of Directors and a nominee for Director, owns 40,000 shares of our Common Stock and his vote will count with respect to each Proposal.  Mr. Just is the brother and brother-in-law of Jennifer Just and Matthew Hulsizer, respectively.

Jay Coppoletta, a member of our Board of Directors and a nominee for Director, owns 15,400 shares of our Common Stock and his vote will count with respect to each Proposal.  Mr. Coppoletta is employed by an entity owned or controlled by Mr. Hulsizer and Ms. Just.  Mr. Hulsizer and Ms. Just jointly own 976,140 shares of our Common Stock.  Certain trusts of which they may be deemed to be the beneficial owners own, in the aggregate, 84,882 shares of our Common Stock and they are custodians with respect to, in the aggregate, an additional 7,500 shares of our Common Stock.  Cenfin LLC, an affiliate of Mr. Hulsizer and Ms. Just, owns 424,000 shares of our Common Stock.  All such shares will count with respect to each Proposal.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of our common stock and preferred stock, as of July 12, 2011, by (i) each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock or any class or series of voting preferred stock; (ii) each of our named executive officers, current directors, and nominees for directors; and (iii) all of our named executive officers and current directors as a group.  In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person by conversion of convertible debt convertible and under options or warrants exercisable within 60 days of July 12, 2011 are deemed beneficially owned by such person and are deemed outstanding for purposes of determining the total number of outstanding shares for such person and are not deemed outstanding for such purpose for all other stockholders.   The percentage ownership is based upon 5,113,423 shares of Common Stock and 720,000 shares of Class A Preferred Stock issued and outstanding as of July 12, 2011.  Shares of Class A Preferred Stock are non-voting and are not convertible into shares of Common Stock.

COMMON AND CLASS A PREFERRED STOCK

Name and Address	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned	Number of Shares of Class A Preferred Stock Beneficially Owned	Percent of Class A Preferred Stock Beneficially Owned

Michael S. Wasik(1)	478,462	9.0%	0	*

Judson Just	40,000	*	0	*

Jay Coppoletta	15,400	*	0	*

Edouard A. Garneau(2)	42,000	*	0	*

Jennifer Just(3) c/o Roomlinx, Inc. 2150 W. 6th Ave., Unit H Broomfield, CO 80020	2,008,581	35.4%	0	*

Matthew Hulsizer(4) c/o Roomlinx, Inc. 2150 W. 6th Ave., Unit H Broomfield, CO 80020	2,007,081	35.4%	0	*

Lewis Opportunity Fund, L.P. 500 Fifth Avenue, Suite 2240 New York, NY 10110	648,107	12.7%	0	*

Verition Multi-Strategy Master Fund Ltd. c/o Maples Corporate Services Limited PO Box 309, Ugland House Grand Cayman, KY1-1104 Cayman Islands	375,518	7.3%	0	*

All executive officers and directors (4 persons)	575,862	10.8%	0	*

* less than 1%

(1)
Includes (i) 267,336 outstanding shares owned by Mr. Wasik, (ii) options to purchase 10,000 shares at $2.60 per share which expire on August 10, 2015, (iii) options to purchase 100,000 shares at $2.00 per share which expire on November 20, 2013, (iv) options to purchase 100,000 shares at $3.30 per share which expire on June 5, 2016, and (v) options to purchase 1,126 shares at $3.10 per share which expire on  April 12, 2017.  Does not include options to purchase 2,252 shares at $3.10 per share which vest on April 12, 2012 (for 1,126 shares) and April 12, 2013 (for 1,126 shares) and expire on April 12, 2017.

(2)
Includes 42,000 shares owned by Garneau Alliance, LLC, of which Mr. Garneau is Manager.  Does not include options granted to Mr. Garneau to purchase 40,000 shares at $4.50 per share which are not yet exercisable.

(3)
Includes (i) 976,140 shares of Common Stock jointly owned with Matthew Hulsizer (ii) 42,441 shares of Common Stock owned by the Just Descendant Trust, (iii) warrants jointly owned with Matthew Hulsizer expiring July 31, 2011 to purchase 184,000 shares of Common Stock at $4.00 per share, (iv) warrants jointly owned with Matthew Hulsizer expiring July 31, 2011 to purchase 184,000 shares of Common Stock at $6.00 per share, (v) warrants owned by the Just Descendant Trust expiring July 31, 2011 to purchase 8,000 shares of Common Stock at $4.00 per share, (vi) warrants owned by the Just Descendant Trust expiring July 31, 2011 to purchase 8,000 shares of Common Stock at $6.00 per share, (vii) 424,000 shares of Common Stock owned by Cenfin LLC, an affiliate of Jennifer Just, (viii) warrants owned by Cenfin LLC expiring March 3, 2014 to purchase 65,000 shares of Common Stock at $2.00 per share, (ix) warrants owned by Cenfin LLC expiring April 22, 2014 to purchase 50,000 shares of Common Stock at $2.00 per share, (x) warrants owned by Cenfin LLC expiring June 13, 2014 to purchase 62,500 shares of Common Stock at $2.00 per share, and (xi) 4,500 shares held as Custodian for the benefit of her children.

(4)
Includes (i) 976,140 shares of Common Stock jointly owned with Jennifer Just, (ii) 42,441 shares of Common Stock owned by the Hulsizer Descendant Trust, (iii) warrants jointly owned with Jennifer Just expiring July 31, 2011 to purchase 184,000 shares of Common Stock at $4.00 per share, (iv) warrants jointly owned with Jennifer Just expiring July 31, 2011 to purchase 184,000 shares of Common Stock at $6.00 per share, (v) warrants owned by the Hulsizer Descendant Trust expiring July 31, 2011 to purchase 8,000 shares of Common Stock at $4.00 per share and (vi) warrants owned by the Hulsizer Descendant Trust expiring July 31, 2011 to purchase 8,000 shares of Common Stock at $6.00 per share, (vii) 424,000 shares of Common Stock owned by Cenfin LLC, an affiliate of Matthew Hulsizer, (viii) warrants owned by Cenfin LLC expiring March 3, 2014 to purchase 65,000 shares of Common Stock at $2.00 per share, (ix) warrants owned by Cenfin LLC expiring April 22, 2014 to purchase 50,000 shares of Common Stock at $2.00 per share, and (x) warrants owned by Cenfin LLC expiring June 13, 2014 to purchase 62,500 shares of Common Stock at $2.00 per share, and (xi) 3,000 shares held as Custodian for the benefit of his child.

PROPOSAL 1
ELECTION OF DIRECTORS

Pursuant to our By-laws, our Board of Directors shall consist of one (1) or more members, the exact number of which shall be fixed from time to time by the Board of Directors.  The Board of Directors has fixed the number of Directors constituting the entire Board at three (3) effective as of the date of the Annual Meeting.  Each Director elected by the stockholders’ actions will serve until the Company’s next Annual Meeting and until his successor is duly elected and qualified.

               Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect on the election of directors.

               Set forth below is biographical information for the nominees for election to the Board of Directors including information furnished by them as to their principal occupations at present and for the past five years, certain directorships held by each, their ages as of July 12,  2011 and the year in which each Director became a Director of the Company.

Jay Coppoletta, a member of our Board of Directors and a nominee for Director, is employed by an entity owned or controlled by Matthew Hulsizer and Jennifer Just, beneficial owners of in excess of 25% of the outstanding shares of Common Stock of the Company.  Judson Just, a member of our Board of Directors and a nominee for Director, is the brother and brother-in-law of Jennifer Just and Matthew Hulsizer, respectively.  Except as stated in this paragraph, there are no family relationships between any nominee and/or any executive officers of the Company.

Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation of Our Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named below.

Executive Officers, Director Nominees and Qualifications

The biographies of each of our current executive officers, significant employees and nominees for director below contains information regarding the person’s positions with the Company, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and, for director nominees, the experiences, qualifications, attributes or skills that the Board used to determine that the person should serve as a director for the Company beginning at the Annual Meeting.

Name	Age	Position and Offices with the Company
Michael S. Wasik	42	Chief Executive Officer and Chairman of the Board of Directors (nominee)
Edouard A. Garneau	49	Chief Financial Officer
Judson Just	40	Director (nominee)
Jay Coppoletta	33	Director (nominee)

Michael S. Wasik has served as the Company’s Chief Executive Officer and member of the Board of Directors since November 2, 2005.  Mr. Wasik joined the Roomlinx Executive Management team in August of 2005 after executing the merger of his company, SuiteSpeed, with Roomlinx.   During Mr. Wasik’s first 3 years as CEO, he successfully restructured Roomlinx’ balance sheet, eliminating debt and raising just under ten million in debt and equity financing.  He also took Roomlinx from a non-reporting, pink sheet company to a fully reporting company with the SEC currently trading on the OTC exchange. Currently Mr. Wasik is responsible for leading Roomlinx, which includes the development and market penetration of Roomlinx’ newest product, Roomlinx Interactive TV.

Prior to the Roomlinx merger, Wasik was the CEO/Founder of SuiteSpeed Inc. a wireless Internet provider within the hospitality market.  Having launched SuiteSpeed in late 2002, Wasik was responsible for defining technology architecture, market direction, and the overall vision for this fast growing WiFi company. Wasik expanded the company’s geographical coverage from its Denver backyard to serving hotel chains and independents across the U.S.  Under his direction, SuiteSpeed was on Mercury’s top 100 fastest growing companies list for 2003 and 2004.

Mr. Wasik is also the Founder and Chairman of the Board of TRG Inc., an IT consulting company.  Having launched TRG in late 1997 with no outside funding, Mr. Wasik was responsible for the overall sales and marketing effort, and defined TRG’s overall vision. Under his leadership, the company achieved average growth of 300% per year, over the first four years with positive EBITDA.  Mr. Wasik expanded the company’s billable resources from 6 consultants in 1997 to 60 consultants in 2000 serving Fortune 500 corporations across the U.S.  Mr. Wasik has managed over 60 people in 4 offices throughout the United States.

Mr. Wasik was nominated for the 2005 Ernst and Young Entrepreneur of the Year award and currently sits on the Editorial Board for Hotel Executive publication.

Edouard A. Garneau has served as the Company’s chief financial officer since October 1, 2010.  Prior to joining Roomlinx, Mr. Garneau was President and LLC Manager for Canadian Communications, LLC.  At Canadian, his role involved oversight and management of its three operational divisions, including all financial, personnel and operational matters.  He formed and launched the Cardinal Broadband division in 2005 when he was COO of Cardinal Communications, Inc.  He also led the negotiations for, and ultimately the purchase of, the video-on-demand division (Cardinal Hospitality) from Entertainment and Media Telecoms while serving as CEO of Cardinal Communications, Inc.  Canadian served over 24,000 rooms in Canada, the United States and Aruba, and maintained and supported its propriety systems for vendors in Australia, England and South Africa.  Prior to Canadian Communications, Mr. Garneau served as Chief Executive Officer and Director for Cardinal Communications, Inc., a publically traded, diversified telecommunications and real estate development company.  He served in that role since November 2005, and prior to that he served as Chief Operating Officer for the company since the merger of Cardinal Communications, Inc. with Sovereign Partners on February 18, 2005.

Judson P. Just, CFA, a Director since 2009, has been associated with PEAK6 Investments, LP as a Portfolio Manager for two private funds, an Analyst, Trader and Manager of the founding family’s Family Office since 1999.  PEAK6 Investments, L.P. is a Chicago based financial institution engaged in proprietary trading, asset management and retail brokerage services.   Judson is also a Board member for Solution BioSciences, an animal health technology company; and Marbles the Brain Store, an online and mall-based chain of retail stores which focuses on brain fitness games for all ages.  Prior to PEAK6, Judson spent six years as a Trader for Heartland Funds, a specialist in small cap equities.

Jay Coppoletta, a Director since 2010, is the Chief Legal Officer of PEAK6 Investments, L.P., a position he has held since February 2010.  PEAK6 Investments, L.P. is a Chicago based financial institution engaged in proprietary trading, asset management and retail brokerage services.  Prior to joining PEAK6, Mr. Coppoletta was an associate in the Chicago office of Sidley Austin LLP for over six years.  Sidley Austin LLP is an international law firm with over fifteen offices and 1,600 attorneys.  Mr. Coppoletta’s practice while at Sidley Austin LLP focused on mergers and acquisitions and counseling boards of directors of public companies.  Mr. Coppoletta is a member of the state bar of Illinois and graduated magna cum laude from the University of Michigan Law School, where he was a member of the Law Review, in 2003.  Mr. Coppoletta received a Bachelor of Arts summa cum laude from Loyola University Chicago in 2000.  Mr. Coppoletta provides the Roomlinx Board of Directors with experience in corporate governance matters and strategic transactions.

Related Party Transactions

On June 5, 2009, the Company entered into a Revolving Credit, Security and Warrant Purchase Agreement (the “Credit Agreement”) with Cenfin LLC, a Delaware limited liability company (“Cenfin”).  Cenfin is an affiliate of Jennifer Just and Matthew Hulsizer, joint owners, together with certain affiliated trusts, of in excess of 20% of our Common Stock.  Jennifer Just is the sister of Judson Just, a Director of the Company.  Pursuant to the Credit Agreement, Cenfin agreed to make revolving loans to Roomlinx from time to time in a maximum outstanding amount of $5,000,000 and pursuant to which, upon the making of each such Revolving Loan, Roomlinx agreed to issue to Cenfin a Revolving Credit Note evidencing such Revolving Loan and a Warrant to purchase a number of shares of Roomlinx Common Stock equal to 50% of the principal amount funded in respect of such Revolving Loan divided by $2.00 per share.  Each Revolving Credit Note bears interest at a rate of 9% per annum and matures on the fifth anniversary of its issuance. Each Warrant is exercisable for a three year period from its issuance at an initial exercise price of $2.00 per share. On June 14, 2009, 85,000 warrants were granted by Roomlinx to Cenfin pursuant to the Credit Agreement.  The Credit Agreement was approved by a majority of the members of the Company’s Board of directors, excluding Judson Just.

On March 10, 2010, the Company and Cenfin executed an amendment (the “Amendment”) to the Credit Agreement.  Pursuant to the Amendment, the Revolving Credit Commitment under the Credit Agreement was increased from $5,000,000 to $25,000,000 and the permitted Use of Proceeds was expanded to include certain capital expenditures.  The remaining terms of the Credit Agreement were not amended.  The Amendment was approved by a majority of the Company’s Board of directors, excluding Judson Just.  At April 12, 2010, $464,000 of borrowings were outstanding under the amended Credit Agreement.

On April 27, 2010, Cenfin exercised the 116,000 warrants previously granted to it, purchasing 116,000 shares of the Company’s Common Stock at a price of $2.00 per share.

On July 30, 2010, with effect as of July 15, 2010, the Company and Cenfin LLC entered into a Second Amendment to Revolving Credit, Security and Warrant Purchase Agreement (the “Amendment”).  The Amendment changed (1) the interest rate under the Credit Agreement to the Federal Funds Rate plus 5% and (2) the strike price of warrants issued in connection with any draws of the line of credit after the first $5,000,000 of borrowings after July 15, 2010 to the fair market value of the Company’s common stock on the date of such draw.

On August 2, 2010, warrants to purchase 170,500 shares were granted to Cenfin LLC pursuant to the terms of the Credit Agreement (as amended on March 10, 2010 and July 15, 2010).  Such warrants were issued at an exercise price of $2.00 per share, vesting immediately and expiring three years from the date of issuance.

On August 18, 2010, Roomlinx issued and sold (i) 87,500 shares of its Common Stock to Verition Multi-Strategy Master Fund Ltd., (ii) 67,500 shares of its Common Stock to Wilmot Advisors LLC, (iii) 27,500 shares of its Common Stock to Arceus Partnership, (iv) 2,500 shares of its Common Stock to Ted Hagan and (v) 2,500 shares of its Common Stock to Josh Goldstein.  These issuances were at a price of $4.00 per share for an aggregate purchase price of $750,000.

On August 30, 2010, Cenfin LLC exercised the 170,500 warrants granted to it on August 2, 2010 at $2.00 per share, for an aggregate of $341,000.

On September 30, 2010, warrants to purchase 75,000 shares were granted to Cenfin LLC pursuant to the terms of the Credit Agreement (as amended on March 10, 2010 and July 15, 2010).  Such warrants were issued at an exercise price of $2.00 per share, vesting immediately and expiring three years from the date of issuance.

On October 1, 2010, Cenfin LLC exercised the 75,000 warrants granted to it on September 30, 2010 at an exercise price of $2.00 per share, for an aggregate of $150,000.

On October 1, 2010, Roomlinx, Inc. acquired 100% of the membership interests of Canadian Communications, LLC for aggregate consideration of $500,000 in cash and the issuance of 270,000 shares of Roomlinx’s common stock, of which 79,000 are being held back as security for the sellers’ indemnification obligations.  At the sellers’ direction, and in consideration of releases of indebtedness and other obligations owed by Canadian, on October 1, 2010, Roomlinx issued (i) 48,000 shares of its Common Stock to Peyton Communications, LLC, (ii) 162,000 shares of its Common Stock to Thunderbird Management Limited Partnership, (iii) 18,000 shares of its Common Stock to AEJM Enterprises Limited Partnership, and (v) 42,000 shares of its Common Stock to Garneau Alliance, LLC.

On October 1, 2010, the Company entered into an Employment Agreement with Mr. Edouard A. Garneau, previously the President and LLC Manager for Canadian Communications, LLC, to serve as the Chief Financial Officer of the Company (the “CFO Employment Agreement”).  Pursuant to the CFO Employment Agreement, Mr. Garneau’s starting base salary is $150,000 per year. In addition, Mr. Garneau is eligible for payment of a bonus based on his performance, as, when and in an amount determined by the Compensation Committee and/or the Board of Directors of Roomlinx. Assuming the achievement of all relevant performance criteria and established milestones, Mr. Garneau will have a target annual bonus of at least 100% of his base salary.  In addition, further to the CFO Employment Agreement and as an inducement to acceptance of an offer of employment, on October 1, 2010, pursuant to Roomlinx’s standard stock option award agreement, Mr. Garneau was granted options to purchase 40,000 shares of Roomlinx Common Stock at an exercise price equal to $4.50 per share, the last publicly reported sales price of a share of Roomlinx Common Stock on October 1, 2010, vesting equally over a three year period.  The CFO Employment Agreement may be terminated at any time by either Roomlinx or Mr. Garneau; provided, however, that in the event Mr. Garneau terminates for “Good Reason” or Roomlinx terminates without “Cause”, each as defined in the Employment Agreement, then Mr. Garneau shall, on the fulfillment of certain conditions, be entitled to severance compensation equal to twelve (12) months’ salary.

On December 20, 2010, warrants to purchase 62,500 shares were granted to Cenfin LLC pursuant to the terms of the Credit Agreement (as amended on March 10, 2010 and July 15, 2010).  Such warrants were issued at an exercise price of $2.00 per share, vesting immediately and expiring three years from the date of issuance.

On March 3, 2011, Cenfin LLC exercised the 62,500 warrants granted to it on December 20,2010 at $2.00 per share, for an aggregate of $125,000.

On March 3, 2011 warrants to purchase 65,000 shares were granted to Cenfin LLC pursuant to the terms of the Credit Agreement (as amended on March 10, 2010 and July 15, 2010).  Such warrants were issued at an exercise price of $2.00 per share, vesting immediately, and expiring three years from the date of issuance.

On April 7, 2011, an aggregate of 30,000 shares of common stock were awarded to Judson Just and Jay Coppoletta for services rendered as independent directors of Roomlinx, Inc.  The aggregate value of the stock on the date of issuance was $60,000 based on the closing price of the stock for that day.

On April 18, 2011, an aggregate of 62,008 shares of common stock were awarded to employees of Roomlinx, Inc. in accordance with 2010 employee incentive plan.  The aggregate value of the stock on the date of issuance was $111,614 based on the closing price of the stock for that day.

On April 26, 2011, the Company drew down on $200,000 under its revolving line of credit, pursuant to its existing Credit Agreement with Cenfin LLC..

On April 26, 2011, warrants to purchase 50,000 shares were granted to Cenfin LLC pursuant to the terms of the Credit Agreement (as amended on March 10, 2010 and July 15, 2010).  Such warrants were issued at an exercise price of $2.00 per share, vesting immediately, and expiring three years from the date of issuance.

On June 13, 2011, warrants to purchase 62,500 shares were granted to Cenfin LLC pursuant to the terms of the Credit Agreement (as amended on March 10, 2010 and July 15, 2010).  Such warrants were issued at an exercise price of $2.00 per share, vesting immediately, and expiring three years from the date of issuance.

There have been no transactions, or series of similar transactions, during 2010 or the current year, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeded or is expected to exceed $120,000 and in which any director of our company, any executive officer of our company, any stockholder owning of record or beneficially 5% or more of our common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest, except as otherwise disclosed above (a “Related Person Transaction”).

The Company’s policy with regards to Related Person Transactions requires that where a transaction has been identified as a Related Person Transaction, the noninterested members of the Board of Directors of the Company must approve or ratify it. Management must present to such noninterested members of the Board of Directors a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify Related Person Transactions, the Company relies on information supplied by its executive officers and Directors. In considering Related Person Transactions, the noninterested members of the Board of Directors take into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a Director’s independence in the event the related person is a director, immediate family member of a Director or an entity with which a Director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a Director has an interest in the proposed transaction, the Director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a Related Person Transaction, the noninterested members of the Board of Directors look at, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as determined by them in the good faith exercise of their discretion.

Involvement in Certain Legal Proceedings

In December 2008, Cardinal Communications, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy Code.  In addition, several of Cardinal’s real estate development subsidiaries filed bankruptcy as well.  Most of the subsidiaries filed under Chapter 7 and were liquidated.  Cardinal Communications, Inc.’s Plan of Reorganization was approved in May 2009.  Ed Garneau, our Chief Financial Officer, was the Chief Executive Officer and director of Cardinal Communications, Inc. from 2005 through the reorganization in 2009.  After the Plan of Reorganization was approved in 2009, Mr. Garneau left Cardinal to run Canadian Communications, LLC.  Although Cardinal was a publicly traded company for a number of years, it voluntarily, and in cooperation with the Securities and Exchange Commission, terminated its reporting status in April 2008, and was delisted and ceased trading as a public entity.

To our knowledge, except as discussed in the preceding paragraph, none of our directors or executive officers has during the past ten years (i) been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (ii) had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time; (iii) been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity; (iv) been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; (v) been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (vi) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  During and/or with respect to the fiscal year ended December 31, 2010, (i) Mr. Judson Just, a Director of the Company, filed three Forms 4 reporting a total of five transactions on a non-timely basis, (ii) Matthew Hulsizer, a beneficial owner of more than ten percent of the Company’s Common Stock, filed three Forms 4 reporting a total of twelve transactions on a non-timely basis, and (iii) Jennifer Just, a beneficial owner of more than ten percent of the Company’s Common Stock, filed three Forms 4 reporting a total of fifteen transactions on a non-timely basis.  Other than as disclosed in the previous sentence, to the Company’s knowledge, no director, officer or beneficial owner of more than ten percent of any class of registered equity securities of the Company failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2010.

Information Regarding the Board of Directors and Its Committees

ROLE OF OUR BOARD OF DIRECTORS

Our Board of Directors monitors and oversees overall corporate performance, our short-term and long-term strategic and business planning, the integrity of our financial controls, risk management, and legal compliance procedures. It elects senior management and oversees succession planning and senior management’s performance and compensation. The Board also oversees and reviews with management its business plan, financing plans, budget, and other key financial and business objectives.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Company does not currently separate the Chief Executive Officer and Chairman of the Board positions.  The Board of Directors does not currently have a lead independent director.  The Board of Directors believes that this structure is appropriate for the current characteristics and circumstances of the Company due to the Company’s current size and the resulting efficiency of a Board of Directors that is also limited in size and in which the Chief Executive Officer also serves as the Chairman of the Board.

Independent members of the Board keep informed about our business through discussions with the Chief Executive Officer, by reviewing materials provided to them by the Company on a regular basis and in preparation for Board and committee meetings, and by participating in meetings of the Board and its committees.  These practices afford the Board members the opportunity to oversee risk management, raise questions and engage in discussions with management regarding areas of potential risk and administer the Board’s oversight function.

The Company compensates its employees with base salaries along with incentive programs designed to encourage behavior which is supportive of the long-term interests of the corporation. In 2011, the Company performed a review of its compensation policies and programs to determine whether such policies and programs encourage unnecessary or inappropriate risk-taking by the Company’s employees. Based on this review, the Company concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company.

INDEPENDENCE

A majority of our current directors qualify as “independent.”  The NASDAQ definition of independence includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. As required by NASDAQ rules, the Board of Directors has considered the independence of each director currently serving on the Board of Directors, or who served on the Board of Directors at any time during the fiscal year ended December 31, 2010, and has made a subjective determination as to Messrs. Just and Coppoletta, who have each been determined to be “independent” within the meaning of independence under the listing standards of NASDAQ, that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out their responsibilities of a director. In making these determinations, the Board of Directors reviewed and discussed information provided by each director and by the Company with regard to each director’s business and personal activities as they may relate to the Company and Company management. With respect to Mr. Coppoletta, the Board of Directors considered that he is employed by an entity controlled by Matthew Hulsizer and Jennifer Just. With respect to Mr. Just, the Board of Directors considered his family relations to Mr. Hulsizer and Ms. Just and the services he provides to Mr. Hulsizer and Ms. Just.

AUDIT COMMITTEE

The Company has an Audit Committee of the Board of Directors, the current members of which are Judson Just and Jay Coppoletta. The Audit Committee does not have a charter.  The Board of Directors has delegated to the Audit Committee the following principal duties: (i) reviewing with the independent outside auditors the plans and results of the audit engagement; (ii) reviewing the adequacy of the internal accounting controls and procedures; (iii) monitoring and evaluating the financial statements and financial reporting process; (iv) reviewing the independence of the auditors; and (v) reviewing the auditors’ fees. As contemplated by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Securities and Exchange Commission there under, the Audit Committee has assumed direct responsibility for the appointment, compensation, retention and oversight of our independent auditors in accordance with the timetable established with the Securities and Exchange Commission. The Audit Committee has been established in accordance with the provisions of the Sarbanes-Oxley Act.  During 2010, the Audit Committee met four times.

AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors has determined that it has an “audit committee financial expert” serving on the Audit Committee, Judson Just.  The Board of Directors has determined that Mr. Just is “independent” within the meaning of independence under the listing standards of NASDAQ.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

Management has primary responsibility for the Company’s internal control and financial reporting process, and for making an assessment of the effectiveness of the Company’s internal control over financial reporting.  StarkSchenkein, LLP is responsible for performing an independent audit of the Company’s (i) consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and (ii) the Company’s internal control over financial reporting and to issue an opinion on those financial statements and internal control over financial reporting.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the Company’s quarterly and annual audited financial statements with management and with StarkSchenkein, LLP, the Company’s independent registered public accountants.  The Company has also discussed with StarkSchenkein, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Auditing Standards Board of the American Institute of Certified Public Accountants.  The Audit Committee has also received from StarkSchenkein, LLP the written communication and the letter required by applicable requirements of the PCAOB regarding StarkSchenkein, LLP’s communication with the Audit Committee concerning independence.  The Audit Committee has discussed with StarkSchenkein, LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the December 31, 2010 audited financial statements be included in the Company’s Annual Report on Form 10-K for 2010.

Audit Committee
Mr. Judson Just
Mr. Jay Coppoletta*

*	Mr. Coppoletta was appointed to our board of directors on May 28, 2010.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for providing assistance to the Board in the discharge of its responsibilities relating to compensation and development of the Company’s Chief Executive Officer and other executive officers. In addition, the Compensation Committee reviews, adopts, terminates, amends or recommends to the Board the adoption, termination or amendment of equity-based employee plans, incentive compensation plans and employee benefit plans, as further described in the Compensation Committee Charter.  The Compensation Committee may use a compensation consultant to assist in the evaluation of Chief Executive Officer or executive officer compensation. The Compensation Committee has the sole authority to retain and terminate any compensation consultant and to approve the consultant’s fees and other retention terms.  The members of the Compensation Committee are Messrs. Just and Coppoletta. In accordance with NASDAQ Marketplace Rule 4200, a majority of “independent” directors is required to recommend and approve the compensation of executive officers.  During 2010, the Compensation Committee met three times.

NOMINATING COMMITTEE

The Board of Directors does not have a standing Nominating Committee. Due to the size of the Company and the resulting efficiency of a Board of Directors that is also limited in size, the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates are discussed by the entire Board of Directors, and director nominees are selected by Board of Director resolution subject to the recommendation of a majority of the independent directors.  All three of the nominees recommended for election to the Board of Directors at the Annual Meeting are Directors standing for re-election.  Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential Director candidates, the Board considers the candidate’s character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors.  In 2010, the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The Board of Directors will consider director candidates recommended by the Company’s stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has provided such recommendation on a timely basis as described in “Stockholders’ Proposals” below.

BOARD DIVERSITY

The Board of Directors has not established a formal policy with respect to diversity.

DIRECTORS’ ATTENDANCE AT MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2010, the full Board of Directors met three times and all directors were present at each such meeting.

DIRECTORS’ ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

Members of the Board of Directors will not be required to attend the Company’s Annual Meeting of Stockholders.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholder communications to the Board of Directors may be sent by mail addressed to the Board of Directors generally, or to a member of the Board of Directors individually, c/o Michael S. Wasik, Roomlinx, Inc., 2150 W. 6th Ave, Unit H, Broomfield, CO 80020.  All communications so addressed will be immediately forwarded to the Board of Directors or the individual member of the Board of Directors, as applicable.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to the Company’s chief executive officer, chief financial officer, principal accounting officer or controller and persons performing similar functions. The Company shall provide to any person, without charge, upon request, a copy of such request. Any such request may be made by sending a written request for such code of ethics to: Roomlinx, Inc., 2150 W. 6th Ave, Unit H, Broomfield, CO 80020, Attn.: Michael S. Wasik, Chief Executive Officer.

Executive and Director Compensation

SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non-cash compensation for awarded to or earned by (i) each individual serving as our chief executive officer during the fiscal year ended December 31, 2010 and (ii) each other individual that served as an executive officer at the conclusion of the fiscal year ended December 31, 2010 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compen- sation ($)	Total ($)

Michael S. Wasik	2010	$150,000	$-	$-	$9,634	$-	$-	$	$159,634

Chief Executive Officer	2009	$150,000	$-	$-	$78,068	$-	$-	$	$228,068

(1)
In 2009 the following assumptions were used to determine the fair value of stock option awards granted: historical volatility of 142%, expected option life of 7.0 years and a risk-free interest rate of 3.25%.

(2)
In 2010 the following assumptions were used to determine the fair value of stock option awards granted: historical volatility of 128%, expected option life of 7.0 years and a risk-free interest rate of 3.29%.

Executive Employment Arrangements

On June 5, 2009, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Michael S. Wasik, our Chief Executive Officer and Chairman of the Board of Directors, replacing a prior employment agreement that had expired.  Pursuant to the Employment Agreement, Mr. Wasik continues to serve as our Chief Executive Officer for a starting base salary of $150,000 per year. In addition, Mr. Wasik is eligible for payment of a bonus based on his performance, as, when and in an amount determined by the Compensation Committee and/or the Board of Directors.  Assuming the achievement of all relevant performance criteria and established milestones, Mr. Wasik will have a target annual bonus of at least 100% of his base salary plus an incentive stock option to purchase 50,000 shares of our Common Stock.

The Employment Agreement may be terminated at any time by either the Company or Mr. Wasik; provided, however, that in the event Mr. Wasik terminates for “Good Reason” or the Company terminates without “Cause”, each as defined in the Employment Agreement, then Mr. Wasik shall, on the fulfillment of certain conditions, be entitled to severance compensation equal to twelve (12) months’ salary.

Further to the Employment Agreement and in consideration of services already performed, on June 5, 2009, Mr. Wasik was granted a stock option under our Long-Term Incentive Plan to purchase 100,000 shares of our Common Stock at an exercise price equal to $3.30 per share, vesting fifty percent (50%) on each of June 5, 2010 and June 5, 2011.

On October 1, 2010, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Garneau to serve as Chief Financial Officer. Pursuant to the Employment Agreement, Mr. Garneau’s starting base salary is $150,000 per year. In addition, Mr. Garneau will be eligible for payment of a bonus based on his performance, as, when and in an amount determined by the Compensation Committee and/or the Board of Directors of Roomlinx. Assuming the achievement of all relevant performance criteria and established milestones, Mr. Garneau will have a target annual bonus of at least 100% of his base salary.

The Employment Agreement may be terminated at any time by either Roomlinx or Mr. Garneau; provided, however, that in the event Mr. Garneau terminates for “Good Reason” or Roomlinx terminates without “Cause”, each as defined in the Employment Agreement, then Mr. Garneau shall, on the fulfillment of certain conditions, be entitled to severance compensation equal to twelve (12) months’ salary.

In addition, further to the Employment Agreement and as an inducement to acceptance of an offer of employment, on October 1, 2010, pursuant to Roomlinx’s standard stock option award agreement, Mr. Garneau was granted options to purchase 40,000 shares of Roomlinx Common Stock at an exercise price equal to $4.50 per share, the last publicly reported sales price of a share of Roomlinx Common Stock on the Effective Date, vesting equally over a three year period.

Outstanding Equity Awards At Fiscal Year-End (Fiscal Year-End December 31, 2010)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael S. Wasik	10,000	-	-	$2.60	08/10/15	-	$-	-	$-

Michael S. Wasik	100,000	-	-	$2.00	11/20/13	-	$-	-	$-

Michael S. Wasik	100,000	-	-	$3.30	06/05/16	-	$-	-	$-

Michael S. Wasik	1,126	2,252	-	$3.10	04/12/17	-	$-	-	$-

Edouard Garneau	-	40,000	-	$4.50	10/01/17	-	$-	-	$-

Director Compensation Table – Fiscal Year-End December 31, 2010

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael S. Wasik	$-	$-	$-	$-	$-	$-	$-

Judson Just	$-	$-	$-	$-	$-	$-	$-

Jay Coppoletta	$-	$-	$-	$-	$-	$-	$-

None of our directors received any compensation in 2010 for their services.
PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

               Our Audit Committee has appointed the firm of StarkSchenkein, LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2011 and recommends that stockholders vote for ratification of this appointment.  StarkSchenkein, LLP has audited the Company’s financial statements since it was retained by the Company on June 13, 2006.  A representative of StarkSchenkein will be present at the meeting, and will be available to answer any appropriate questions.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

The following is a summary of the fees billed to Roomlinx, Inc. by StarkSchenkein, LLP for professional services rendered for the fiscal years ended December 31, 2010 and 2009:

Fee Category	Fiscal 2010 Fees	Fiscal 2009 Fees
Audit Fees	$65,800	$45,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$65,800	$45,500

AUDIT FEES. Consists of fees billed for professional services rendered for the audit of Roomlinx’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by StarkSchenkein, LLP in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Roomlinx, Inc.’s consolidated financial statements and are not reported under “Audit Fees.” There were no Audit-Related services provided in fiscal 2010 or 2009.

TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. There were no tax services provided in fiscal 2010 or 2009.

ALL OTHER FEES. Consists of fees for products and services other than the services reported above. There were no management consulting services provided in fiscal 2010 or 2009.

Audit Committee Pre-Approval Policies and Procedures

The policy of the Company’s Audit Committee is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Recommendation of Our Board of Directors

Our Board of Directors recommends a vote FOR ratification of the appointment of StarkSchenkein, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matter to be submitted at the meeting.  No other business may be brought before the annual meeting other than the matters set forth above and those matters which may arise in connection therewith. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxy on such matters as recommended by the Board of Directors, or if no such recommendation is given, in their own discretion.

FUTURE PROPOSALS AND NOMINATIONS

The deadline has passed for submitting a proposal to be raised at the 2011 Annual Meeting of Stockholders. Stockholder proposals to be presented at the 2012 Annual Meeting and stockholder nominations for persons to be considered for candidates for director must be received by the Company on or before December 31, 2011 for inclusion in the proxy statement and proxy card relating to the 2012 Annual Meeting pursuant to SEC Rule 14a-8. Any such proposals should be sent via registered, certified or express mail to: Roomlinx, Inc., 2150 W. 6th Ave, Unit H, Broomfield, CO 80020, Attn: CEO.

 DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single notice regarding the availability of proxy materials on the Internet or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate notice or a separate copy of proxy materials to one or more stockholders at a shared address to which a single notice or a single copy of proxy materials was delivered. Stockholders may request a separate notice or a separate copy of proxy materials by calling us at (303) 541-1111 or by mailing a request to:  Roomlinx, Inc., 2150 W. 6th Ave, Suite H, Broomfield, CO 80020, Attn: CEO. Stockholders at a shared address who receive multiple notices or multiple copies of proxy materials may request to receive a single notice or a single copy of proxy materials in the future in the same manner as described above.

OTHER INFORMATION

               Incorporated by reference herein is a copy of our Annual Report on Form 10-K/A for the Fiscal Year Ended December 31, 2010, filed on May 18, 2011.

               We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information with the SEC.  This Proxy Statement, our Annual Report on Form 10-K and all other reports filed by us can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may receive information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding companies that, like us, file information electronically with the SEC. Such material may also be accessed electronically via the Internet, by accessing the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

Dated: July 20, 2011

PROXY FOR ROOMLINX, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
AUGUST 31, 2011 OR ANY ADJOURNMENT THEREOF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ROOMLINX, INC.  AND IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned acknowledges receipt of the Proxy Statement and Notice, dated July 20, 2011, of the Annual Meeting of Stockholders and hereby appoints Michael S. Wasik, with full power of substitution, the attorney, agent and proxy of the undersigned, to act for and in the name of the undersigned and to vote all the shares of Common Stock of the undersigned which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Roomlinx, Inc. (the “Company”) to be held August 31, 2011, and at any adjournment or adjournments thereof, for the following matters:

(1)    ☐ FOR all the following nominees (except as indicated to the contrary below):

Michael S. Wasik, Judson Just and Jay Coppoletta

to serve as directors of the Company (to serve until the next annual meeting)

To withhold authority to vote for an individual Nominee, write that Nominee’s name on this line.______________________________________

(2)   To ratify the appointment of StarkSchenkein, LLP as independent auditors of the Company for the fiscal year ending December 31, 2011:

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

(3)   In his discretion, to transact business that properly comes before the meeting or any adjournment thereof:

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR the nominees in the election of directors, FOR ratification of the appointment of StarkSchenkein, LLP as independent auditors of the Company and FOR the granting of discretion to the proxy holders to transact business that properly comes before the meeting or any adjournment thereof.

Individual:			Entity:

By:	or	By:

Name:
Title:

Date: ___________

Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States. Please sign exactly as your name appears. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, guardian or trustee, please add your title as such. If executed by a corporation the proxy must be signed by a duly authorized officer, and his name and title should appear where indicated below his signature.

Name of Record Holder: ______________________________
Number of shares entitled to vote at the Annual Meeting: ____________________________